Fees Summary	Mar. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,620,000.00
Previously Paid Amount	0.00
Total Fee Amount	223.72
Total Offset Amount	0.00
Net Fee	$ 223.72
Final Prospectus	false